UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
April 30, 2019
___________________________________
PLURALSIGHT, INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-38498 (Commission File Number)	82-3605465 (I.R.S. Employer Identification Number)

182 North Union Avenue Farmington, Utah 84025
(Address of principal executive offices and zip code)
(801) 784-9007
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger with GitPrime, Inc.

On April 30, 2019, Pluralsight, Inc., a Delaware corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Sundance Merger Sub, Inc., an indirect subsidiary of the Company ("Merger Sub"), GitPrime, Inc., a Delaware corporation ("GitPrime") and Fortis Advisors LLC solely in its capacity as the representative of GitPrime's securityholders. Upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will acquire GitPrime for a total purchase price of $170 million through the merger of Merger Sub with and into GitPrime, with GitPrime continuing as the surviving corporation and an indirect subsidiary of the Company (the "Merger"). The Company intends to pay the purchase price from existing cash balances and through the assumption of certain of GitPrime's outstanding options and the grant of restricted stock units of the Company. The purchase price is subject to customary adjustments, including the establishment and funding of an indemnity escrow fund in the amount of $5.1 million (the "Escrow Indemnity Fund"). To support such indemnification obligations, the Company and the other indemnified parties will be able to make claims against the Indemnity Escrow Fund for a period of 15 months following the consummation of the Merger. The Company also purchased a buy-side representations and warranties insurance policy under which it may seek coverage for breaches of GitPrime's representations and warranties and certain pre-closing taxes of GitPrime. The representations and warranties insurance policy is subject to certain customary terms, including exclusions and deductibles.

The Merger Agreement contains customary representations and warranties of each of the parties as well as customary covenants and agreements, including with respect to the operation of the business of GitPrime between signing and closing. The Merger Agreement also contains customary indemnification provisions whereby the stockholders, warrantholders, and vested optionholders of GitPrime will indemnify the Company and certain other parties for certain losses arising out of, among other things, inaccuracies in, or breaches of, the representations, warranties and covenants of GitPrime, and pre-closing taxes of GitPrime, subject to certain caps, thresholds, and other limitations.

The Merger Agreement may be terminated at any time prior to the closing by mutual written consent of the Company and GitPrime and in other customary circumstances.

In connection with the transaction, certain executives of GitPrime have accepted offers of employment made by the Company to continue with the Company following the closing of the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, GitPrime or Merger Sub. Certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and GitPrime rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about the Company, GitPrime or Merger Sub. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable under the securities laws.

Forward-Looking Statements

This report contains "forward-looking statements" relating to the acquisition of GitPrime by the Company and the Merger Sub. All statements other than historical facts included in this report, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the Merger, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties' expectations and projections. Risks and uncertainties include, among other things: uncertainties regarding the timing of the closing of the Merger; the possibility that various closing conditions to the Merger may not be satisfied or waived; that there is a material adverse change to GitPrime; the outcome of any legal proceedings that may be instituted with respect to the transaction; that the integration of GitPrime's business into the Company is not as successful as expected; the failure to achieve the expected benefits of the Merger; the failure of the Company to achieve the expected financial and commercial results from the Merger; negative effects of the announcement or the consummation of the transaction on the Company's business operations, operating results or share price; other business effects, including effects of industry, economic or political conditions outside either company's control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and in the Company's periodic and other reports filed with the SEC including the factors set forth in the Company's most recent annual reports on Form 10-K and quarterly reports on Form 10-

Q. These forward-looking statements reflect the Company's expectations as of the date of this report. The Company undertakes no obligation to update the information provided herein.

Item 2.02 Results of Operations and Financial Condition.

On May 1, 2019, the Company issued a press release announcing its financial results for the quarter ended March 31, 2019. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference.

The information contained in this Item 2.02 and Item 9.01 in this Form 8-K, including the accompanying Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 8.01 Other Events.

On May 1, 2019, the Company issued a press release announcing the Merger. A copy of the press release is filed herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(b) Pro Forma Financial Information.

The financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) have not been included in this filing and will be filed by amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated April 30, 2019 by and among Pluralsight, Inc., Sundance Merger Sub, Inc., GitPrime, Inc. and Fortis Advisors LLC as Securityholder Representative
99.1	Press release dated May 1, 2019
99.2	Acquisition press release dated May 1, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pluralsight, Inc.

May 1, 2019	/s/	James Budge
James Budge
Chief Financial Officer